UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):  August 14, 2013
Diebold, Incorporated

(Exact name of registrant as specified in its charter)

Ohio	1-4879	34-0183970

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5995 Mayfair Road, P.O. Box 3077, North Canton, Ohio		44720-8077

(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (330) 490-4000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Diebold, Incorporated (the “Company”) is filing this Current Report on Form 8-K for the purpose of updating, in its entirety, the description of its Common Shares (as defined below). The Company intends to incorporate by reference the description of its Common Shares set forth below into future registration statements filed by the Company.
The description set forth below highlights important terms of the Common Shares as of the date hereof. This description is not a complete description of the terms of the Common Shares and is qualified by reference to the full text of the exhibits hereto, which are incorporated by reference into this document.
Description of Common Shares
General
The Company has authorized 125,000,000 common shares, par value $1.25 per share (the “Common Shares”) and 1,000,000 serial preferred shares, without par value (the “Serial Preferred Shares”). The holders of Common Shares are entitled to one vote for each share upon all matters presented to the shareholders and, upon proper notice, are entitled to cumulative voting rights in the election of directors. The holders of Common Shares do not have any preemptive rights. No conversion, redemption or sinking fund provisions apply to the Common Shares, and the holders of Common Shares are not subject to calls or assessments by the Company.
The holders of Common Shares are entitled to receive such dividends as the Company's directors from time to time may declare out of funds legally available. Entitlement to dividends is subject to the preferences granted to other classes of securities the Company has or may have outstanding in the future, including any Serial Preferred Shares, and may be restricted by the terms of the Company's debt instruments. In the event of liquidation of the Company, holders of Common Shares are entitled to share in any assets of the Company remaining after satisfaction in full of its liabilities and satisfaction of such dividend and liquidation preferences as may be possessed by the holders of other classes of securities of the Company, including any Serial Preferred Shares.
The Common Shares are listed on the New York Stock Exchange under the symbol “DBD.”
Transfer Agent and Registrar

The transfer agent and registrar for the Common Shares is Wells Fargo Shareowner Services.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number
Description
3.1(i)
Amended and Restated Articles of Incorporation of Diebold, Incorporated - incorporated by reference to Exhibit 3.1(i) to Registrant's Annual Report on Form 10-K for the year ended December 31, 1994 (Commission File No. 1-4879)

3.1(ii)
Certificate of Amendment by Shareholders to Amended Articles of Incorporation of Diebold, Incorporated - incorporated by reference to Exhibit 3.2 to Registrant's Form 10-Q for the quarter ended March 31, 1996 (Commission File No. 1-4879)

3.1(iii)
Certificate of Amendment to Amended Articles of Incorporation of Diebold, Incorporated - incorporated by reference to Exhibit 3.3 to Registrant's Form 10-K for the year ended December 31, 1998 (Commission File No. 1-4879)

3.2	Amended and Restated Code of Regulations - incorporated by reference to Exhibit 3.1(ii) to Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 (Commission File No. 1-4879)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diebold, Incorporated
August 14, 2013	By:	/s/ Chad F. Hesse
		Name:	Chad F. Hesse
		Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number
Description
3.1(i)
Amended and Restated Articles of Incorporation of Diebold, Incorporated - incorporated by reference to Exhibit 3.1(i) to Registrant's Annual Report on Form 10-K for the year ended December 31, 1994 (Commission File No. 1-4879)

3.1(ii)
Certificate of Amendment by Shareholders to Amended Articles of Incorporation of Diebold, Incorporated - incorporated by reference to Exhibit 3.2 to Registrant's Form 10-Q for the quarter ended March 31, 1996 (Commission File No. 1-4879)

3.1(iii)
Certificate of Amendment to Amended Articles of Incorporation of Diebold, Incorporated - incorporated by reference to Exhibit 3.3 to Registrant's Form 10-K for the year ended December 31, 1998 (Commission File No. 1-4879)

3.2	Amended and Restated Code of Regulations - incorporated by reference to Exhibit 3.1(ii) to Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 (Commission File No. 1-4879)